UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 1, 2016, NuStar Energy L.P. (the “Partnership”), NuStar GP Holdings, LLC (“Holdings”), NuStar GP, LLC (“GP-LLC”), the general partner of the general partner of the Partnership and a wholly-owned subsidiary of Holdings, and NuStar Services Company LLC (“NS Services”), a wholly-owned subsidiary of the Partnership, entered into an Amended and Restated Services Agreement (the “A&R Services Agreement”). The A&R Services Agreement replaces the Services Agreement between the Partnership, Holdings and GP-LLC effective January 1, 2008, and provides that NS Services will provide all executive management, accounting, legal, cash management, corporate finance and other management and administrative services necessary to conduct the business of each of the Partnership and Holdings. All employees providing services to both Holdings and the Partnership are employed by NS Services; therefore, the Partnership reimburses NS Services for all employee costs, other than the expenses allocated to Holdings (the Holdings Administrative Services Fee). The A&R Services Agreement has an initial term ending on March 1, 2020 and provides for automatic renewal for additional successive two-year terms unless terminated by either party upon six months’ prior written notice.

Also on March 1, 2016, and in connection with the assignment, effective March 1, 2016, from GP-LLC to NS Services of the employment of all of GP-LLC’s domestic employees, GP-LLC and NS Services entered into an Assignment and Assumption Agreement whereby GP-LLC assigned to NS Services all of its employee benefits plans, programs, contracts and policies (the “Plans”) as well as various of its other agreements and contracts with certain employees, affiliates and third party service providers (the “Agreements”); and NS Services agreed to assume the sponsorship and all obligations relating to the ongoing maintenance and administration of each of the Plans and Agreements. In addition, GP-LLC agreed to indemnify the Partnership and NS Services for its proportionate amount of any future liabilities arising in connection with the Plans.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit
Exhibit 10.1	Assignment and Assumption Agreement dated March 1, 2016 between NuStar GP, LLC and NuStar Services Company LLC
Exhibit 10.2	Amended and Restated Services Agreement dated March 1, 2016 between NuStar Energy L.P., NuStar GP Holdings, LLC, NuStar GP, LLC and NuStar Services Company LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: March 1, 2016			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
Exhibit 10.1	Assignment and Assumption Agreement dated March 1, 2016 between NuStar GP, LLC and NuStar Services Company LLC
Exhibit 10.2	Amended and Restated Services Agreement dated March 1, 2016 between NuStar Energy L.P., NuStar GP Holdings, LLC, NuStar GP, LLC and NuStar Services Company LLC

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